[LOGO]

SCUDDER
NEW ASIA
FUND, INC.

Annual Report
December 31, 2000

A closed-end investment company seeking long-term capital appreciation through investment primarily in the equity securities of Asian companies.

[LOGO] Scudder New Asia Fund, Inc.
================================================================================

Investment objective and policies

o long-term capital appreciation through investment primarily in the equity securities of Asian companies

Investment characteristics

o a closed-end investment company investing in a broad spectrum of Asian companies and industries

o a vehicle for international diversification through participation in Asian stock markets

[LOGO] General Information
================================================================================

Executive Offices
  Scudder New Asia Fund, Inc.
  345 Park Avenue
  New York, NY 10154
  For Fund Information: 1-800-349-4281

Transfer Agent, Registrar and Dividend
Reinvestment Plan Agent
  For Account Information: 1-800-621-1048
  Kemper Service Company
  P.O. Box 219153
  Kansas City, MO 64121-9153

Custodian
  Brown Brothers Harriman & Co.

Legal Counsel
  Dechert

Independent Accountants
  PricewaterhouseCoopers LLP

New York Stock Exchange Symbol -- SAF

[LOGO] Contents
================================================================================

Letter to Stockholders ...............................     3
Other Information ....................................     5
Investment Summary ...................................     7
Portfolio Summary ....................................     8
Investment Portfolio .................................     9
Financial Statements .................................    14
Financial Highlights .................................    17
Notes to Financial Statements ........................    18
Report of Independent Accountants ....................    21
Tax Information ......................................    22
Dividend Reinvestment and Cash
   Purchase Plan .....................................    23
Stockholder Meeting Results ..........................    25
Directors and Officers ...............................    26





--------------------------------------------------------------------------------
This report is sent to the stockholders of Scudder New Asia Fund, Inc. for their information. It is not a prospectus, circular, or representation intended for use in the purchase or sale of shares of the fund or of any securities mentioned in the report.
--------------------------------------------------------------------------------

[LOGO] Scudder New Asia Fund, Inc.
Letter to Stockholders
================================================================================

Dear Stockholders:

   The past year -- and the most recent six months in particular -- has been a difficult time for Asian equities. Negative external factors such as rising oil prices and the fluctuations of the U.S. stock market weighed heavily on stock prices in the region. While volatility in the United States influenced all of the global markets, the impact was most acute in Asian countries such as Taiwan, Korea, and China, where technology and telecommunications stocks make up a large portion of the indices. The Asian markets were further impacted by region-specific difficulties, such as political issues in Taiwan and the decision by Ford Motor Company to withdraw its offer for Daewoo's auto division, a move that raised anxieties over the slowing pace of restructuring in Korea. Additionally, Asian currencies were weak across the board in the face of a strong dollar. Against this backdrop, the fund's NAV total return was -36.57%, while its share price total return was -41.43%. The fund closed at $9.31 per share, representing a discount to NAV of 24.1%.

   The largest contributor to the fund's recent decline was its overweighting in the technology and telecommunications areas, a position that had contributed positively to performance in the early part of the year. Believing that the semiconductor industry was still in the middle of an extended growth cycle, we were highly positive on the sector entering the third quarter. We were further intrigued by the fact that valuations of Asian semiconductor companies were dramatically lower than those of their counterparts in other parts of the world. Another sector on which we were enthusiastic was mobile telephony, based on our view that the world is on the brink of a mobile data revolution. However, our enthusiasm regarding these key sectors has tempered. While valuations remain fundamentally sound -- and in fact have become even more attractive in recent months -- we are now taking a more cautious stance. Our primary rationale is that the Asian tech and telecom sectors are still a secondary investment made after global investors have already established positions in the industry leaders in the United States and Europe. While the fundamental outlook for several companies in the sector remains positive, it will be difficult for their values to be recognized by investors as long as volatility in U.S. tech stocks remains high. At the close of the period, the fund held 25% of assets in technology and telecommunications stocks, versus weightings of 57% on June 30 and 51% on December 31, 1999.

   Performance was also hurt by macroeconomic and political forces such as those affecting Korea and Taiwan. Korea's market, in particular, was hard hit in 2000, but we feel that there are still reasons for optimism. Since the country's stock market is highly volatile and subject to the emotions of individual investors, we choose to place a greater emphasis on the positive fundamental changes that continue to unfold. Most meaningful, in our view, is the growing number of corporate management teams that are recognizing the need to become more shareholder-oriented. One of the most important reforms that Korea must undertake is the continued dismantling of the chaebols (the country's large industrial conglomerates). The increasing influence of President Kim has given a boost to these efforts. His stature as a leader has grown, enabling him to more easily force vested interests to relinquish their power -- the hardest challenge in any reform. Given that change and restructuring are underway, we currently hold an overweight position in Korea.

   In Japan, the best performing sectors over the year 2000 were, generally, defensive and domestic oriented in nature. Utilities, pharmaceuticals, real estate, and food all posted positive returns for the year. At the corporate level, there were high-profile bankruptcies in the retail, construction and domestic life insurance sectors. However, the banking sector did make progress toward resolving the problems caused by excessive

[LOGO] Scudder New Asia Fund, Inc.
Letter to Stockholders
================================================================================

lending. We believe the consolidation of financial companies into larger institutions such as Mizuho Holdings may well mark a turning point for Japan.

   We continue to overweight businesses with exposure to economic recovery, as well as leading exporters of industrial products and services. With a few exceptions, we believe that the operating positions of the companies in which the fund invests remain highly positive, and in many cases are ahead of expectations. We therefore made few changes to the portfolio during the latter half of the period. At the same time, we chose to accumulate a higher cash level in the face of severe market volatility and uncertainty. We continued to add to the banking and financial services sectors, however, based on our view that the leading companies have accelerated the overhaul of their operations with the aim of improving efficiency and future returns.

   The fund remains defensively positioned given our expectation for further volatility. Rising oil prices, currency fluctuations, and the threat of an imminent slowdown in global economic growth have made for a more challenging backdrop for almost all businesses in Asia. As a result, we chose to raise the fund's cash levels in recent months, after having held minimal cash throughout the first half of the calendar year.

   Looking ahead, we anticipate continued volatility until the larger questions surrounding global growth, oil prices, and currencies have been resolved. Despite these concerns, we remain positive on our outlook for the region. We believe that the ongoing process of reform on both the public and private levels is creating a "virtuous cycle." As corporations gain strength and begin to generate improved earnings, we believe confidence among investors should improve markedly, allowing capital to flow into the region and thereby provide the fuel for further growth. We believe that over time, our research will lead us to fast-growing, well-managed companies, which should position the fund to benefit from an eventual improvement in the region's economic conditions.

Respectfully,

/s/Nicholas Bratt              /s/Daniel Pierce

Nicholas Bratt                 Daniel Pierce
President                      Chairman of the Board
                               and Director

[LOGO] Scudder New Asia Fund, Inc.
Other Information
================================================================================

Investment Manager

   The investment manager of Scudder New Asia Fund, Inc., is Zurich Scudder Investments, Inc., formerly Scudder Kemper Investments, Inc., (the "Manager"), one of the most experienced investment management firms in the world. Established in 1919, the firm manages investments for institutional and corporate clients, retirement and pension plans, insurance companies, mutual fund investors, and individuals. The Manager has offices throughout the United States and has subsidiaries in the United Kingdom, Switzerland, Hong Kong, and Japan.

   The Manager has been a leader in international investment management for over 40 years. It manages Scudder International Fund, which was originally incorporated in Canada in 1953 as the first foreign investment company registered with the United States Securities and Exchange Commission. The Manager's clients that invest primarily in foreign securities include twenty-one open-end investment companies as well as portfolios for institutional investors.

   The Manager also manages the assets of other closed-end investment companies that invest primarily in foreign securities, including: The Argentina Fund, Inc., The Brazil Fund, Inc., The Korea Fund, Inc., and Scudder Global High Income Fund, Inc.

   On April 5, 2000, the Directors of the fund approved a Research and Advisory Agreement between the Manager and Scudder Investments Singapore, Limited, a wholly owned subsidiary of the Manager ("Scudder Investments Singapore"), which is serving as sub-advisor to the fund effective September 1, 2000. Scudder Investments Singapore has registered with the U.S. Securities and Exchange Commission as an investment advisor under the Investment Company Act of 1940, as amended. Scudder Investments Singapore renders investment advisory and management services with regard to the portion of the fund's portfolio as allocated by the Manager.

A Team Approach to Investing

   Scudder New Asia Fund, Inc. is managed by a team of Zurich Scudder investment professionals who each play an important role in the fund's management process. Team members work together to develop investment strategies and select securities for the fund's portfolio. They are supported by the Manager's large staff of economists, research analysts, traders, and other investment specialists who work in the Manager's offices across the United States and abroad. The Manager believes the team approach benefits fund investors by bringing together many disciplines and leveraging its extensive resources.

   Lead portfolio manager Tien-Yu Sieh assumed responsibility for the fund's day-to-day management and investment strategies in 1999. Mr. Sieh joined the Manager in 1996, and has nine years of experience in the investment industry. Portfolio manager Theresa Gusman joined the Manager in 1995 and the fund team in 1996. Ms. Gusman has over 17 years of investment industry experience. Portfolio manager Elizabeth J. Allan joined the Manager and the fund in 1987.Ms. Allan has 18 years of Pacific Basin research and investment management experience. Portfolio manager Nicholas Bratt has been a member of the fund's team since 1987 and helps set the fund's general investment strategies. Mr. Bratt has over 27 years of experience in worldwide investing, including 25 years of experience as a portfolio manager, and has been with the Manager since 1976.

Dividend Reinvestment Plan

   The fund's Dividend Reinvestment and Cash Purchase Plan offers you a convenient way to have your dividends and capital gain distributions reinvested in shares of the fund. We believe this Plan is attractive for stockholders. Its features are more fully described on page NO TAG. You may obtain more detailed information by requesting a copy of the Plan from the Plan Agent. All correspondence (including notifications) should be directed to: Scudder New Asia Fund Dividend

[LOGO] Scudder New Asia Fund, Inc.
Other Information
================================================================================

Reinvestment and Cash Purchase Plan, c/o Kemper Service Company, P.O. Box 219153, Kansas City, MO 64121-9153.

Net Asset Value

   The fund's NAV is published every weekday in The Wall Street Journal under the heading "Closed End Funds." The fund's NAV is also published in The New York Times and Barron's.

   As a service to overseas stockholders, the fund's NAV is listed daily in The Financial Times ("FT"). For your information the NAV of the fund and other Scudder managed closed-end funds can be found in the "FT Managed Funds Service" section under the heading "Other Offshore Funds" below the Zurich Scudder Investments, Inc. banner.

[LOGO] Scudder New Asia Fund, Inc.
Investment Summary as of December 31, 2000
================================================================================

Historical
Information

                                   Total Return(%)
                    ----------------------------------------------
                    Market Value                Net Asset Value(a)
                    ---------------        -----------------------
                            Average                         Average
            Cumulative      Annual         Cumulative       Annual
            ----------------------         ------------------------
Quarterly      -9.24            --          -13.46             --
One Year      -41.43        -41.43          -36.57          -36.57
Three Year     19.78          6.20           35.47           10.65
Five Year     -13.19         -2.79            8.41            1.63
Ten Year       57.13          4.62           84.75            6.33


--------------------------------------------------------------------------------

Per Share Information and Returns(a)
     Yearly periods ended December 31

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE ILLUSTRATING THE TOTAL RETURN (%)

BAR CHART DATA:


                     1991      1992      1993      1994      1995      1996      1997      1998      1999      2000
                     -----------------------------------------------------------------------------------------------
Net Asset Value ... $14.94    $14.73    $25.06    $17.44    $15.29    $15.26    $11.28    $11.71    $24.09    $12.26

Income Dividends .. $  .08    $  .08    $  .32    $  .23    $   --    $  .02    $  .18    $   --    $   --    $   --

Capital Gains
Distributions ..... $  .11    $  .43    $  .08    $ 4.20    $ 1.67    $  .33    $  .39    $   --    $   --    $ 2.56

Total Return(%) ...  12.54      1.94     73.32    -11.67     -2.96      2.46    -21.89      3.81    105.72    -36.57

(a) Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.

         Past results are not necessarily indicative of future performance of the Fund.

[LOGO] Scudder New Asia Fund, Inc.
Portfolio Summary as of December 31, 2000
================================================================================

Diversification

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

Common Stocks             90%
Cash Equivalents           9%
Other                      1%
                         ----
                         100%
                         ====

Geographical breakdown of the Fund's equity securities
--------------------------------------------------------------------------------

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

Geographical breakdown of the Fund's equity securities
------------------------------------------------------

Japan                     35%
Hong Kong                 28%
Korea                     11%
Taiwan                     8%
Singapore                  7%
India                      6%
United Kingdom             2%
Malaysia                   2%
China                      1%
                         ----
                         100%
                         ====


A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

Sector breakdown of the Fund's equity securities
--------------------------------------------------------------------------------

Financial                 28%
Manufacturing             18%
Technology                13%
Communication             12%
Transportation             7%
Health                     6%
Consumer Staples           3%
Durables                   3%
Consumer Discretionary     3%
Other                      7%
                         ----
                         100%
                         ====

--------------------------------------------------------------------------------

Ten Largest Equity Holdings (25% of Portfolio)



   1. Hutchison Whampoa Ltd.                      6. Sun Hung Kai Properties Ltd.
      Hong Kong provider of investment               Hong Kong real estate developer and finance
      services                                       company

   2. China Mobile Ltd.                           7. DBS Group Holdings Ltd.
      Hong Kong provider of cellular                 Provider of banking and financing
      telecommunication services                     services in Singapore

   3. MTR Corporation                             8. Kookmin Credit Card Co., Ltd.
      Hong Kong provider of public transport         Korean provider of credit card services
      services
                                                  9. Korea Telecom Corp. (ADR)
   4. HSBC Holdings plc                              Korean provider of telecommunications services
      Hong Kong provider of international
      banking and financial services             10. Cheung Kong Holdings Ltd.
                                                     Hong Kong real estate and financial
   5. SK Telecom Co., Ltd.                           management services company
      Korean provider of mobile                      Scudder New Asia Fund, Inc.
      telecommunications  services

[LOGO] Scudder New Asia Fund, Inc.
Investment Portfolio as of December 31, 2000
================================================================================

                                                                                                       Principal
                                                                                                      Amount($)     Value ($)
-----------------------------------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS 8.6%

United States
Federal Home Loan Mortgage Corp., 5.7%**, 1/2/2001 (Cost $9,989,418) ................................   9,991,000   9,989,418
                                                                                                                   ----------
-----------------------------------------------------------------------------------------------------------------------------
BONDS 0.9%

Korea
Samsung Electronics, 2%, 1/31/2003 (Cost $950,428) ..................................................     935,000     998,113
                                                                                                                   ----------
-----------------------------------------------------------------------------------------------------------------------------

                                                                                                           Units
                                                                                                           -----
LIMITED PARTNERSHIP 0.1%

Japan
JAFCO No. 6 Investment Enterprise Partnership (Venture capital company in
  liquidation) (Cost $429,171) (b) ..................................................................           1      68,140
                                                                                                                   ----------
-----------------------------------------------------------------------------------------------------------------------------

                                                                                                           Shares
                                                                                                           ------
COMMON STOCKS 90.4%

China 1.6%
China Petroleum and Chemical Corp.* "H" (Explorer and producer of oil and natural gas
  and petroleum products in China) ..................................................................   5,244,000     826,970
PetroChina Co., Ltd. (Explorer, developer and producer of crude oil and
  natural gas) ......................................................................................   6,134,000   1,022,373
                                                                                                                   ----------
                                                                                                                    1,849,343
                                                                                                                   ----------

Hong Kong 22.6%
Cheung Kong Holdings Ltd. (Provider of real estate and financial management services) ...............     128,000
                                                                                                                    1,636,989
China Mobile Ltd.* (Provider of cellular telecommunication services) ................................     508,000   2,774,568
China Unicom* (Provider of telecommunications services) .............................................     946,000   1,449,376
Citic Pacific Ltd. (Diversified holding company) ....................................................     322,000   1,141,493
Dao Heng Bank Group Ltd. (Provider of commercial and retail banking) ................................     221,000   1,260,882
  Esprit Holdings Ltd. (Designer and manufacturer of high quality fashion products) .................   1,419,087   1,209,909
  Giordano International Ltd. (Retailer and distributor of casual apparel
  and accessories) ..................................................................................   2,649,306   1,222,804


    The accompanying notes are an integral part of the financial statements.

[LOGO] Scudder New Asia Fund, Inc.
Investment Portfolio
================================================================================

                                                                                    Shares         Value ($)
------------------------------------------------------------------------------------------------------------

Hong Kong Electric Holdings Ltd. (Provider of electric utilities and real
  estate services) ..............................................................      418,000    1,543,444
Hutchison Whampoa Ltd. (Provider of investment services) ........................      464,200    5,787,844
JCG Holdings Ltd. (Provider of banking services) ................................    2,392,000    1,150,044
Legend Holdings Ltd. (Manufacturer of computers and related products) ...........    1,438,000      903,394
MTR Corporation* (Provider of public transport services) ........................    1,527,000    2,682,142
Quality Healthcare Asia Ltd. (Provider of medical coverage services) ............    2,987,000      539,978
Sun Hung Kai Properties Ltd. (Real estate developer and finance company) ........      196,000    1,953,793
Wharf Holdings Ltd. (Property developer and investor) ...........................      358,000      872,085
                                                                                                 ----------
                                                                                                 26,128,745
                                                                                                 ----------

India 5.6%
Dr. Reddy's Laboratories Ltd. (Manufacturer and exporter of pharmaceuticals) ....       38,000    1,036,045
HDFC Bank Ltd. (Provider of corporate banking and custodial services) ...........       59,698      284,550
Hero Honda Motors Ltd. (Manufacturer of bicycles, mopeds and motorcycles) .......           80        1,498
Hindalco Industries Ltd. (Miner/refiner of aluminum) ............................       41,900      662,205
  Hindustan Lever Ltd. (Manufacturer of branded and packaged consumer products
  including soap, detergent, personal care products and processed food) .........      259,000    1,144,915
  ICICI Ltd. ADR (Provider of promotion and participation of private capital) ...       72,000      756,000
ITC Ltd. (Manufacturer of tobacco products) .....................................       14,400      276,586
Infosys Technologies Ltd. (Provider of IT services and consulting) ..............        6,200      757,807
NIIT Ltd. (Designer and distributor of computer software) .......................        7,564      257,691
Satyam Computer Services Ltd. (Provider of IT services) .........................       95,500      661,319
State Bank of India (Provider of banking services) ..............................      160,000      659,469
                                                                                                 ----------
                                                                                                  6,498,085
                                                                                                 ----------

Japan 32.7%
Chugai Pharmaceutical Co., Ltd. (Manufacturer of pharmaceuticals) ...............       76,000    1,261,135
DaiMei Telecom Engineering Corp. (Provider of telecommunication
  engineering services) .........................................................      132,000      870,393
Daiwa Securities Group Inc. (Provider of brokerage and other financial services)        58,000      604,314
East Japan Railway Co. (Operator of railroad services) ..........................          227    1,328,297
Eisai Co., Ltd. (Producer of pharmaceuticals) ...................................       44,000    1,537,118
  Fanuc Ltd. (Manufacturer of numerically controlled equipment for machine tools)        8,000      542,882
Fujitsu Ltd. (Manufacturer of computers) ........................................       33,000      485,345
  Japan Airlines Co., Ltd. (Provider of passenger and courier flights) ..........      277,000    1,265,249
KAO Corp. (Manufacturer of household and chemical products) .....................       24,000      695,895
Kyocera Corp. (Manufacturer of ceramic packaging) ...............................        4,900      533,651


   The accompanying notes are an integral part of the financial statements.

[LOGO] Scudder New Asia Fund, Inc.
Investment Portfolio
================================================================================

                                                                                         Shares      Value ($)
------------------------------------------------------------------------------------------------------------

Matsushita Communication Industrial Co., Ltd. (Manufacturer of mobile and
  car audio telecommunications equipment) ..........................................       11,000    1,378,603
Matsushita Electric Industrial Co., Ltd. (Manufacturer of consumer electronic
  products) ........................................................................       51,000    1,215,983
  MegaChips Corp. (Manufacturer and marketer of Large-Scale-Integration
  circuits and digital monitoring systems) .........................................       35,000    1,091,266
Mitsubishi Estate Co., Ltd. (Provider of real estate services) .....................      107,000    1,140,087
Mizuho Holdings, Inc. (Provider of financial services) .............................          222    1,372,716
Murata Manufacturing Co., Ltd. (Manufacturer of ceramic applied
  electronic computers) ............................................................        5,700      667,074
NEC Corp. (Manufacturer of telecommunication and computer equipment) ...............       67,000    1,222,969
NSK Ltd. (Manufacturer of bearings and motor vehicle machine parts) ................      187,000    1,141,598
  NTT Docomo, Inc. (Provider of various telecommunication services and equipment) ..           85    1,462,445
Nikko Securities Co., Ltd. (Provider of broker and dealer services) ................       83,000      641,528
Nintendo Co., Ltd. (Manufacturer of game equipment) ................................        5,900      926,996
Nippon Telegraph & Telephone Corp. (Provider of telecommunication services) ........          189    1,358,489
Nissan Motor Co., Ltd. (Manufacturer of motor vehicles) ............................      222,000    1,275,773
Nomura Securities Co., Ltd. (Provider of financial services) .......................       85,000    1,525,546
Rohm Company Ltd. (Developer of linear ICs and semiconductors) .....................        2,700      511,703
Sakura Bank Ltd. (Provider of banking services) ....................................      242,000    1,458,341
Sankyo Co., Ltd. (Producer of over-the-counter drugs ) .............................       25,000      598,253
Sanyo Electric Co., Ltd. (Manufacturer of consumer electronics) ....................      119,000      987,336
Sharp Corp. (Manufacturer of consumer and industrial electronics) ..................       49,000      589,712
  Shin-Etsu Chemical Co., Ltd. (Producer and distributor of synthetic resins
  and chemicals) ...................................................................       16,000      614,847
  Sony Corp. (Manufacturer of consumer and industrial electronic equipment) ........       19,300    1,331,616
The Furukawa Electric Co., Ltd. (Manufacturer of wires, cables and light metals) ...       70,000    1,219,651
Tokyo Broadcasting System, Inc. (Provider of television and radio programs) ........       29,000      856,070
Toshiba Corp. (Manufacturer of electric machinery) .................................      176,000    1,174,358
  Toyota Motor Corp. (Leading manufacturer and marketer of diversified
  automotive products) .............................................................       18,800      599,301
Trend Micro Inc. (Developer of anti-virus software) ................................        6,500      469,476
  Yamanouchi Pharmaceutical Co., Ltd. (Manufacturer and marketer
  of pharmaceuticals) ..............................................................       24,000    1,035,459
Yaskawa Electric Corp. (Manufacturer of electric motors) ...........................      114,000      737,764
                                                                                                    ----------
                                                                                                    37,729,239
                                                                                                    ----------

Korea 10.1%
Hite Brewery Co., Ltd. (Producer of beer, liquor and natural mineral drinking water)       31,700      902,134
Housing & Commercial Bank (Provider of commercial banking and financial services) ..       47,900    1,086,743


   The accompanying notes are an integral part of the financial statements.

[LOGO] Scudder New Asia Fund, Inc.
Investment Portfolio
================================================================================

                                                                                         Shares      Value ($)
---------------------------------------------------------------------------------------------------------------

Kookmin Bank (Provider of commercial banking services) .............................       94,500    1,113,083
Kookmin Credit Card Co., Ltd.* (Provider of credit card services) ..................       78,300    1,726,933
Korea Electric Power Co. (Provider of electric utilities) ..........................       51,000      951,462
Korea Telecom Corp. (ADR) (Provider of telecommunications services) ................       55,562    1,722,422
  Korea Telecom Freetel* (Provider of personal mobile communication services such as
  pager, voice information, and message and data transfer services) ................       37,000      960,830
SK Telecom Co., Ltd. (Provider of mobile telecommunications services) ..............       11,700    2,340,000
Samsung Electronics Co. (Manufacturer of industrial electronic parts and
  consumer products) ...............................................................        6,800      849,328
                                                                                                    ----------
                                                                                                    11,652,935
                                                                                                    ----------

Singapore 6.6%
DBS Group Holdings Ltd. (Provider of banking and financing services) ...............      155,000    1,752,018
Oversea-Chinese Banking Corp., Ltd. (Foreign Registered) (Provider of commercial
  banking services) ................................................................      167,000    1,242,388
Parkway Holdings Ltd. (Provider of health care services) ...........................      151,800      280,138
  Sembcorp Logistics Ltd. (Provider of passenger ferry services, ocean towage and
  marine transportation) ...........................................................      274,000    1,516,955
Singapore Airlines Ltd. (Provider of air transportation) ...........................       27,300      270,796
  Singapore Press Holdings Ltd. (Printer, publisher and distributor of newspapers
  and magazines) ...................................................................       98,000    1,446,828
Venture Manufacturing Ltd. (Provider of manufacturing services to
  electronics companies) ...........................................................      159,600    1,067,682
                                                                                                    ----------
                                                                                                     7,576,805
                                                                                                    ----------

Taiwan 7.6%
China Development Industrial Bank Inc.* (Venture capital firm and
  investment banker) ...............................................................      520,000      376,812
  Compal Electronics Inc. (Manufacturer and marketer of notebook computers and
  color monitors) ..................................................................      657,000      890,679
  Compeq Manufacturing Co., Ltd.* (Manufacturer of multi-layer and double-sided
  printed circuit boards) ..........................................................      221,800      937,560
Dah An Commercial Bank* (Provider of commercial banking services) ..................    2,000,000      338,164
Delta Electronics Inc. (Manufacturer of power supply and video
  display equipment) ...............................................................      236,000      737,500
  GigaMedia Ltd.* (Provider of broadband Internet access services and content) .....       72,435      199,196
Hon Hai Precision Industry Co., Ltd. (ADR)* (Manufacturer of electronic products) ..      228,324    1,158,165
  Ritek Inc.* (Manufacturer of digital storage media and electronic components) ....      466,000      693,653
Taipei Bank (Provider of commercial banking services) ..............................      800,000      400,966


   The accompanying notes are an integral part of the financial statements.

     Scudder New Asia Fund, Inc.
Investment Portfolio
================================================================================

                                                                                     Shares       Value ($)
-----------------------------------------------------------------------------------------------------------

Taiwan Semiconductor Manufacturing Co.* (Manufacturer of integrated circuits)        309,564       743,066
  United Microelectronics Corp., Ltd. (ADR)* (Designer and manufacturer of
  integrated circuits and related electronic products) .......................       163,800     1,351,350
  Via Technologies Inc.* (Designer, manufacturer and marketer of integrated PC
  chipsets) ..................................................................       108,000       583,696
Yang Ming Marine Transport (Provider of marine transportation) ...............       920,000       379,167
                                                                                               -----------
                                                                                                 8,789,974
                                                                                               -----------

Thailand 0.0%
TelecomAsia, Ltd., Rights* (b) (Provider of telecommunication services) ......       299,999          --
                                                                                               -----------

United Kingdom 3.6%
HSBC Holdings plc (Provider of international banking and financial services) .       177,841     2,644,917
Standard Chartered plc (Provider of international banking services) ..........       102,768     1,481,048
                                                                                               -----------
                                                                                                 4,125,965
                                                                                               -----------

Total Common Stocks (Cost $111,996,546) ......................................                 104,351,091
                                                                                               -----------
-----------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $123,365,563) (a) .................                 115,406,762
                                                                                               ===========
-----------------------------------------------------------------------------------------------------------


*        Non-income producing security.

**       Annualized yield at time of purchase; not a coupon rate.

(a) The cost for federal income tax purposes was $123,831,155. At December 31, 2000, net unrealized depreciation for all securities based on tax cost was $8,424,393. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $11,494,657 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $19,919,050.

(b) Securities valued in good faith by the Valuation Committee of the Board of Directors at fair value amounted to $68,140 (0.06% of net assets). Their values have been estimated by the Board of Directors in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at December 31, 2000 aggregated $429,171. These securities may also have certain restrictions as to resale.

   The accompanying notes are an integral part of the financial statements.

[LOGO] Scudder New Asia Fund, Inc.
Financial Statements
================================================================================

--------------------------------------------------------------------------------
 Statement of Assets and Liabilities
 December 31, 2000
--------------------------------------------------------------------------------

ASSETS

Investments in securities, at value (cost $123,365,563) ..................   $ 115,406,762
Cash .....................................................................           1,415
Foreign currency, at value (cost $6,809,078) .............................       6,812,579
Receivable for investments sold ..........................................       4,059,848
Dividends receivable .....................................................          12,154
Interest receivable ......................................................          16,277
Foreign taxes recoverable ................................................         132,478
                                                                             -------------
Total assets .............................................................     126,441,513
                                                                             -------------
LIABILITIES

Payable for investments purchased ........................................         182,201
Deferred foreign taxes ...................................................          97,058
Accrued foreign taxes ....................................................         347,567
Dividends payable ........................................................      17,214,567
Accrued management fee ...................................................         117,878
Other accrued expenses and payables ......................................         267,221
                                                                             -------------
Total liabilities ........................................................      18,226,492
                                                                             -------------
Net assets, at value .....................................................   $ 108,215,021
                                                                             =============
NET ASSETS Net assets consist of:

Net unrealized appreciation (depreciation) on:
   Investments (including deferred foreign taxes of $97,058) .............      (8,055,859)
   Foreign currency related transactions .................................           3,504
Accumulated net realized gain (loss) .....................................         273,228
Paid-in capital ..........................................................     115,994,148
                                                                             -------------
Net assets, at value .....................................................   $ 108,215,021
                                                                             =============
Net asset value per share ($108,215,021 B 8,827,983 shares of common stock   $       12.26
    issued and outstanding, $.01 par value, 50,000,000 shares authorized)    =============


   The accompanying notes are an integral part of the financial statements.

[LOGO] Scudder New Asia Fund, Inc.
Financial Statements
================================================================================

Statement of Operations
Year Ended December 31, 2000
--------------------------------------------------------------------------------

Investment Income


Income:

Dividends (net of foreign taxes withheld of $158,334) ..........   $  1,043,085
Interest (net of foreign taxes withheld of $2,475) .............        220,324
                                                                   ------------
Total Income ...................................................      1,263,409
                                                                   ------------
Expenses:
Management fee .................................................      2,077,874
Services to shareholders .......................................         64,140
Custodian and accounting fees ..................................        461,025
Auditing .......................................................         90,495
Legal ..........................................................         12,082
Directors' fees and expenses ...................................         89,801
Reports to shareholders ........................................         71,195
Other ..........................................................         44,111
                                                                   ------------
                                                                      2,910,723
                                                                   ------------
Net investment income (loss) ...................................     (1,647,314)
                                                                   ------------
Realized and unrealized gain (loss) on investment transactions
Net realized gain (loss) from:
Investments (net of foreign taxes of $1,029,471) ...............     18,337,418
Foreign currency related transactions ..........................       (307,065)
                                                                   ------------
                                                                     18,030,353
Net unrealized appreciation (depreciation) during the period on:
Investments (net of deferred foreign tax benefit of $1,204,948)     (98,055,516)
Foreign currency related transactions ..........................         (5,159)
                                                                   ------------
                                                                    (98,060,675)
                                                                   ------------
Net gain (loss) on investment transactions .....................    (80,030,322)
                                                                   ------------
Net increase (decrease) in net assets resulting from operations    $(81,677,636)
                                                                   ============

   The accompanying notes are an integral part of the financial statements.

[LOGO] Scudder New Asia Fund, Inc.
Financial Statements
================================================================================

Statements of Changes in Net Assets



                                                                             Years Ended December 31,
Increase (Decrease) in Net Assets                                           2000                 1999
--------------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss) ........................................   $  (1,647,314)   $    (741,288)
Net realized gain (loss) on investment transactions .................      18,030,353       30,061,510
Net unrealized appreciation (depreciation) on investment transactions
   during the period.................................................     (98,060,675)      79,697,321
                                                                        -------------    -------------
Net increase (decrease) in net assets resulting from operations .....     (81,677,636)     109,017,543
                                                                        -------------    -------------
Distributions to shareholders from net realized gains ...............     (22,585,469)            --
                                                                        -------------    -------------
Fund share transactions:
Reinvestment of distributions .......................................         366,582             --
                                                                        -------------    -------------
Net increase (decrease) in net assets from Fund share transactions ..         366,582             --
                                                                        -------------    -------------
Increase (decrease) in net assets ...................................    (103,896,523)     109,017,543
Net assets at beginning of period ...................................     212,111,544      103,094,001
                                                                        -------------    -------------
Net assets at end of period (including accumulated distributions in
   excess of net investment income of $542,993 at December 31, 1999).   $ 108,215,021    $ 212,111,544
                                                                        =============    =============
Other Information
Shares outstanding at beginning of period ...........................       8,804,757        8,804,757
Shares issued to shareholders in reinvestment of distributions ......          23,226             --
                                                                        -------------    -------------
Net increase (decrease) in Fund shares ..............................          23,226             --
                                                                        -------------    -------------
Shares outstanding at end of period .................................       8,827,983        8,804,757
                                                                        =============    =============

   The accompanying notes are an integral part of the financial statements.

[LOGO] Scudder New Asia Fund, Inc.
Financial Highlights
================================================================================

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements and market price data.
--------------------------------------------------------------------------------

                                                                                    Years Ended December 31,
                                                                      2000      1999       1998      1997      1996
------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance
Net asset value, beginning of period .............................   $    24.09 $    11.71 $    11.28 $    15.26 $    15.29
                                                                     ----------    -------    -------    -------    -------
Income (loss) from investment operations:
Net investment income (loss) (a) .................................         (.19)      (.08)       .03       (.05)      (.04)
Net realized and unrealized gain (loss) on investment transactions        (9.08)     12.46        .40      (3.36)       .36
                                                                     ----------    -------    -------    -------    -------
Total from investment operations .................................        (9.27)     12.38        .43      (3.41)       .32
                                                                     ----------    -------    -------    -------    -------
Less distributions from:
Net investment income ............................................      --         --         --            (.18)      (.02)
Net realized gains on investment transactions ....................        (2.56)   --         --         --            (.33)
In excess of net realized gains on investment transactions .......      --         --         --            (.39)   --
                                                                     ----------    -------    -------    -------    -------
Total distributions ..............................................        (2.56)   --         --            (.57)      (.35)
                                                                     ----------    -------    -------    -------    -------
Net asset value, end of period ...................................   $    12.26 $    24.09 $    11.71 $    11.28 $    15.26
                                                                     ==========    =======    =======    =======    =======
Market value, end of period ......................................   $     9.31 $    19.81 $     9.31 $     9.69 $    12.50
                                                                     ==========    =======    =======    =======    =======
Total Return %
Per share market value (%) .......................................       (41.43)    112.75      (3.87)    (18.05)    (11.56)
Per share net asset value (%) (b) ................................       (36.57)    105.72       3.81     (21.89)      2.46
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions) ...........................          108        212        103         99        133
Ratio of expenses (%) ............................................         1.68       1.77       1.94       1.90       1.87
Ratio of net investment income (loss) (%) ........................         (.95)      (.52)       .31       (.31)      (.27)
Portfolio turnover rate (%) ......................................          121         92         99        117         89

(a)      Based on monthly average shares outstanding during the period.

(b) Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.

[LOGO] Scudder New Asia Fund, Inc.
Notes to Financial Statements
================================================================================

A. Significant Accounting Policies
   --------------------------------

Scudder New Asia Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, diversified management investment company.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Fund, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the Fund utilized forward contracts as a hedge against changes in the exchange rates relating to foreign currency denominated assets.

[LOGO] Scudder New Asia Fund, Inc.
Notes to Financial Statements
================================================================================

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Sales and purchases of forward contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain
(loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward contract to buy and a forward contract to sell are included in net realized and unrealized gain
(loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Net realized and unrealized gains of the Fund derived in India are subject to certain non-U.S. taxes.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences relate primarily to investments in passive foreign investment companies, foreign denominated investments and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities
   ---------------------------------

During the year ended December 31, 2000, purchases and sales of investment securities (excluding short-term investments) aggregated $199,665,736 and $223,394,189, respectively.

C. Related Parties
   ----------------

Under the Investment Management Agreement (the "Agreement") with Zurich Scudder Investments, Inc., formerly Scudder Kemper Investments, Inc., (the "Manager"), the Manager directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Manager determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In

[LOGO] Scudder New Asia Fund, Inc.
Notes to Financial Statements
================================================================================

addition to portfolio management services, the Manager shall provide certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of 1.25% of the first $75,000,000 of average weekly net assets of the Fund, 1.15% of the next $125,000,000 and 1.10% of the excess over $200,000,000, payable monthly. For the year ended December 31, 2000, the fee pursuant to the Agreement amounted to $2,077,874, which is equivalent to an annual effective rate of 1.20% of the Fund's average weekly net assets.

Effective September 1, 2000, under the Agreement, the Manager has entered into an Investment Advisory, Management and Administration Agreement with Scudder Investments Singapore Limited (the "Singapore Advisor") and agrees to pay a monthly fee, equal to an annual rate of 0.312% of the first $75,000,000 of the Fund's average weekly net assets, 0.25% of such net assets on the next $125,000,000 and 0.20% of such net assets in excess of $200,000,000.

Scudder Service Corporation ("SSC"), a subsidiary of the Manager, provides shareholder communications services for the Fund. Effective November 17, 2000, Kemper Service Company, ("KSC") a wholly owned subsidiary of the Manager, is the shareholder service agent of the Fund. For the year ended December 31, 2000, the amount charged by SSC and KSC to the Fund aggregated $19,316, of which $1,250 is unpaid at December 31, 2000.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Manager, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended December 31, 2000, the amount charged to the Fund by SFAC aggregated $123,488, of which $29,551 is unpaid at December 31, 2000.

The Fund pays each Director not affiliated with the Manager or Singapore Advisor an annual retainer, plus specified amounts for attended board and committee meetings. For the year ended December 31, 2000, Directors' fees and expenses aggregated $89,801.

D. Investing in Foreign Markets
   ----------------------------

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements, and their prices more volatile than those of securities of comparable U.S. companies.

Foreign investment in the securities markets of several foreign countries is restricted or controlled in varying degrees. These restrictions may limit investment in certain foreign countries. In addition, the repatriation of both investment income and capital from some foreign countries may be subject to restrictions.

E. Line of Credit
   --------------

The Fund and several Scudder Funds (the "Participants") share in a $1 billion revolving credit facility with Chase Manhattan Bank for temporary or emergency purposes. The Participants are charged an annual commitment fee which is allocated pro rata based upon net assets among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 5 percent of its net assets under the agreement.

[LOGO] Scudder New Asia Fund, Inc.
Report of Independent Accountants
================================================================================

To the Board of Directors and Shareholders of Scudder New Asia Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder New Asia Fund, Inc. (the "Fund") at December 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts                                 PricewaterhouseCoopers LLP
February 16, 2001

Scudder New Asia Fund, Inc.
Tax Information                                                      (Unaudited)
================================================================================

By now shareholders for whom year end tax reporting is required by the IRS should have received their Form 1099-DIV and tax information letter from the Fund.

The Fund paid distributions of $1.95 per share from net long-term capital gains during its year ended December 31, 2000, of which 100% represents 20% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $19,028,000 on capital gain dividends for its year ended December 31, 2000, of which 100% represents 20% rate gains.

Due to the nature of its investments, the Fund pays a variety of foreign taxes throughout the year. As in prior years, the Fund intends to make an election under section 853 of the Internal Revenue Code. This election will allow shareholders to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. Additionally, shareholders will be required to report their proportionate share of such taxes paid as gross income (in addition to other amounts of reportable distributions paid by the Fund).

The Fund paid foreign taxes of $975,191 and earned $975,191 of foreign source income during the year ended December 31, 2000. Pursuant to section 853 of the Internal Revenue Code, the Fund designates $0.1105 per share as foreign taxes paid and $0.1105 per share as income earned from foreign sources for the year ended December 31, 2000. The following table provides a breakdown by country of ordinary income dividends and foreign taxes paid by the Fund in 2000: 2000

          Foreign Tax Credit Tables
          -------------------------
Country             Foreign Income    Foreign Taxes
-------             --------------    -------------
China                    --                  --
Hong Kong                --                  --
Indonesia              .37%                .37%
India                83.43%              83.43%
Japan                 3.73%               3.73%
Korea                 5.08%               5.08%
Malaysia                 --                  --
Philippines              --                  --
Singapore              .82%                .82%
Taiwan                6.08%               6.08%
Thailand                 --                  --
United Kingdom         .49%                .49%
United States            --                  --
                   --------           ---------
                    100.00%             100.00%
                   ========           =========

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 426-5523.

[LOGO] Scudder New Asia Fund, Inc.
Dividend Reinvestment and Cash Purchase Plan
================================================================================

The Plan

   The fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan") offers you an automatic way to reinvest your dividends and capital gains distributions in shares of the fund. The Plan also provides for cash investments in fund shares of $100 to $3,000 semiannually through Kemper Service Company, the Plan Agent. Note that the fund's share price for purposes of the Plan is calculated net of due-bills, if applicable.

Automatic Participation

   Each stockholder of record is automatically a participant in the Plan unless the stockholder has instructed the Plan Agent in writing otherwise. Such a notice must be received by the Plan Agent not less than 10 days prior to the record date for a dividend or distribution in order to be effective with respect to that dividend or distribution. A notice which is not received by that time will be effective only with respect to subsequent dividends and distributions.

   Stockholders who do not participate in the Plan will receive all distributions in cash paid by check in dollars mailed directly to the stockholder by Kemper Service Company, as dividend paying agent.

Shares Held by a Nominee

   If your shares are held in the name of a brokerage firm, bank, or other nominee as the stockholder of record, please consult your nominee (or any successor nominee) to determine whether it is participating in the Plan on your behalf. Many nominees are generally authorized to receive cash dividends unless they are specifically instructed by a client to reinvest. If you would like your nominee to participate in the Plan on your behalf, you should give your nominee instructions to that effect as soon as possible.

Pricing of Dividends and Distributions

   If the market price per share on the payment date for the dividend or distribution (the "Valuation Date") equals or exceeds net asset value per share on that date, the fund will issue new shares to participants at the greater of the following on the Valuation Date: (a) net asset value, or (b) 95% of the market price. The Valuation Date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading date, the next preceding trading date. If the net asset value exceeds the market price of fund shares at such time, participants in the Plan are considered to have elected to receive shares of stock from the fund, valued at market price, on the Valuation Date. In either case, for federal income tax purposes, the stockholder receives a distribution equal to the market value on the Valuation Date of new shares issued. State and local taxes may also apply. If the fund should declare an income dividend or net capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' account on, or shortly after, the payment date.

Voluntary Cash Purchases

   Participants in the Plan have the option of making additional cash payments to the Plan Agent, semiannually, in any amount from $100 to $3,000, for investment in the fund's shares. The Plan Agent will use all such monies received from participants to purchase fund shares in the open market on or about February 15 and August 15. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send their

[LOGO] Scudder New Asia Fund, Inc.
Dividend Reinvestment and Cash Purchase Plan
================================================================================

voluntary cash payments to be received by the Plan Agent approximately ten days before February 15, or August 15, as the case may be. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

Participant Plan Accounts

   The Plan Agent maintains all participant accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by participants for personal and tax records. Shares in the account of each plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each participant will be able to vote those shares purchased pursuant to the Plan at a stockholder meeting or by proxy.

No Service Fee to Reinvest

   There is no service fee charged to participants for reinvesting dividends or distributions from net realized capital gains. The Plan Agent's fees for the handling of the reinvestment of dividends and capital gains distributions will be paid by the fund. There will be no brokerage commissions with respect to shares issued directly by the fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, participants will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of any dividends or capital gains distributions payable only in cash.

Costs for Cash Purchases

   With respect to purchases of fund shares from voluntary cash payments, the Plan Agent will charge $0.75 for each such purchase for a participant. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases of fund shares in connection with voluntary cash payments made by the participant.

   Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

Amendment or Termination

   The fund and the Plan Agent each reserve the right to terminate the Plan. Notice of the termination will be sent to the participants of the Plan at least 30 days before the record date for a dividend or distribution. The Plan also may be amended by the fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by giving at least 30 days' written notice to participants in the Plan.

     Scudder New Asia Fund, Inc.
Dividend Reinvestment and Cash Purchase Plan

   A participant may terminate his account under the Plan by written notice to the Plan Agent. If the written notice is received 10 days before the record day of any distribution, it will be effective immediately. If received after that date, it will be effective as soon as possible after the reinvestment of the dividend or distribution.

   If a participant elects to sell his shares before the Plan is terminated, the Plan Agent will deduct a $2.50 fee plus brokerage commissions from the sale transaction.

Plan Agent Address and Telephone Number

   You may obtain more detailed information by requesting a copy of the Plan from the Plan Agent. All correspondence (including notifications) should be directed to: Scudder New Asia Fund Dividend Reinvestment and Cash Purchase Plan, c/o Kemper Service Company, P.O. Box 219153, Kansas City, MO 64121-9153, (800) 621-1048.

[LOGO] Scudder New Asia Fund, Inc.
Stockholder Meeting Results
================================================================================

The Annual Meeting of Stockholders of Scudder New Asia Fund (the "Fund") was held on October 4, 2000 at the office of Scudder Kemper Investments, Inc., 345 Park Avenue, New York, NY 10154. At the Meeting the following matters were voted upon by the stockholders and the resulting votes are presented below.

1. To elect two Directors of the Fund to hold office for a term of three years or until their respective successors shall have been duly elected and qualified.

                                          Number of Votes:
                                          ----------------

   Director (Class III)        For            Withheld       Broker Non-Votes*
   --------                    ---            --------       -----------------
   Robert J. Callander      7,411,200         179,368                0
   Nicholas Bratt           7,421,417         169,151                0


2. To ratify or reject the action taken by the Board of Directors in selecting PricewaterhouseCoopers LLP as the Fund's independent accountants for the fiscal year ending December 31, 2000.

                                         Number of Votes:
                                         ---------------
         For             Against             Abstain           Broker Non-Votes*
         ---             -------             -------           -----------------
      7,475,991          75,214               39,363                   0


--------------------------------------------------------------------------------

* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

[LOGO] Scudder New Asia Fund, Inc.
Directors and Officers
================================================================================

DANIEL PIERCE*                          JENNIFER E. BLOOMFIELD*
    Chairman of the Board and Director      Vice President

NICHOLAS BRATT*                         THERESA GUSMAN*
    Director and President                  Vice President

SHERYLE J. BOLTON                       JUDITH A. HANNAWAY*
    Director                                Vice President

ROBERT J. CALLANDER                     TIEN-YU SIEH*
    Director                                Vice President

KENNETH C. FROEWISS                     JOHN R. HEBBLE*
    Director                                Treasurer

WILLIAM H. LUERS                        JOHN MILLETTE*
    Director                                Vice President and Secretary

HUGH T. PATRICK                         KATHRYN L. QUIRK*
    Director                                Vice President and Assistant Secretary

KESOP YUN                               BRENDA LYONS*
    Director                                Assistant Treasurer

WILLIAM H. GLEYSTEEN, JR.               CAROLINE PEARSON*
    Honorary Director                       Assistant Secretary

JAMES W. MORLEY
    Honorary Director                   * Zurich Scudder Investments, Inc.

WILSON NOLEN
    Honorary Director

ROBERT G. STONE, JR.
    Honorary Director